UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

November 15, 2004
Date of Report (Date of earliest event reported)

AMGEN INC.

(Exact name of registrant as specified in its charter)

Delaware	000-12477	95-3540776
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation or organization)	File Number)	Identification Number)

Amgen Inc.
One Amgen Center Drive
Thousand Oaks, CA	91320-1799
(Address of principal executive offices)	(Zip Code)

805-447-1000
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
Item 9.01. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
Exhibit 4.2
Exhibit 4.3
Exhibit 4.4
Exhibit 4.5
Exhibit 10.1

Item 1.01. Entry into a Material Definitive Agreement

On November 18, 2004, Amgen Inc., a Delaware corporation (the “Company”), sold $1,000,000,000 in principal amount of the Company’s 4.00% Senior Notes due 2009 (the “2009 Notes”) and $1,000,000,000 in principal amount of the Company’s 4.85% Senior Notes due 2014 (the “2014 Notes”, and together with the 2009 Notes, the “Securities”). The Securities were sold pursuant to a Purchase Agreement, dated as of November 15, 2004 (the “Purchase Agreement”), among the Company and Morgan Stanley & Co. and Merrill Lynch, Pierce, Fenner & Smith Incorporated as representatives of the initial purchasers identified therein (collectively, the “Initial Purchasers”). The Securities were issued pursuant to an Indenture, dated as of August 4, 2003 (the “Indenture”), between the Company and JPMorgan Chase Bank, N.A., as trustee.

The Purchase Agreement provides that the Securities will be offered and sold to the Initial Purchasers and reoffered by the Initial Purchasers without being registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on applicable exemptions from the registration requirements of the Securities Act.

The Initial Purchasers and their direct and indirect transferees will be entitled to the benefits of a Registration Rights Agreement, dated as of November 18, 2004 (the “Registration Rights Agreement”), between the Company and the Initial Purchasers. Pursuant to the Registration Rights Agreement, the Company has agreed to register the Securities under the Securities Act within a specified time or pay additional amounts to the holders of notes.

The Company intends to use the net proceeds from the offering, which were approximately $1.99 billion, primarily for purchases of shares of its common stock under its stock repurchase program and for general corporate purposes, including capital expenditures and working capital.

The 2009 Notes will bear interest at 4.00% per year and will mature on November 18, 2009. The 2014 Notes will bear interest at 4.85% per year and will mature on November 18, 2014. Interest on the Securities will be payable on May 18 and November 18 of each year, beginning on May 18, 2005. Interest on the Securities will be computed on the basis of a 360-day year consisting of twelve 30-day months and will accrue from November 18, 2004.

The Company has the right to redeem any or all of the Securities at any time pursuant to a make-whole provision. The Securities are not entitled to a sinking fund and the Holders of the Securities may not require the Company to repurchase the Securities.

The above descriptions of the Indenture, the Securities, the Purchase Agreement and the Registration Rights Agreement are summaries only and are qualified in their entirety by reference to the respective exhibits to this Current Report on Form 8-K.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

See disclosure under Item 1.01 of this report, which is incorporated by reference in this Item 2.03.

Item 9.01. Financial Statements and Exhibits

Exhibit No.	Description
4.1	Indenture, dated as of August 4, 2003, between the Company and JPMorgan Chase Bank, N.A., as trustee. (1)

4.2	Officers’ Certificate of Amgen Inc. dated November 18, 2004, including forms of the Company’s 4.00% Senior Notes due 2009 and 4.85% Senior Notes due 2014.

4.3	Form of 4.00% Senior Note due 2009.

4.4	Form of 4.85% Senior Note due 2014.

4.5	Registration Rights Agreement, dated as of November 18, 2004, among Amgen Inc. and Morgan Stanley & Co. and Merrill Lynch, Pierce, Fenner & Smith Incorporated as representatives of the several initial purchasers.

10.1	Purchase Agreement, dated as of November 15, 2004, among Amgen Inc. and Morgan Stanley & Co. and Merrill Lynch, Pierce, Fenner & Smith Incorporated as representatives of the several initial purchasers.

(1) Filed as an exhibit to Form S-3 Registration Statement dated August 4, 2003 and incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMGEN INC.
Date: November 18, 2004	By:	/s/ Richard D. Nanula
	Name:	Richard D. Nanula
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Document Description
4.1	Indenture, dated as of August 4, 2003, between the Company and JPMorgan Chase Bank, N.A., as trustee. (1)

4.2	Officers’ Certificate of Amgen Inc. dated November 18, 2004, including forms of the Company’s 4.00% Senior Notes due 2009 and 4.85% Senior Notes due 2014.

4.3	Form of 4.00% Senior Note due 2009.

4.4	Form of 4.85% Senior Note due 2014.

4.5	Registration Rights Agreement, dated as of November 18, 2004, among Amgen Inc. and Morgan Stanley & Co. and Merrill Lynch, Pierce, Fenner & Smith Incorporated as representatives of the several initial purchasers.

10.1	Purchase Agreement, dated as of November 15, 2004, among Amgen Inc. and Morgan Stanley & Co. and Merrill Lynch, Pierce, Fenner & Smith Incorporated as representatives of the several initial purchasers.

(1) Filed as an exhibit to Form S-3 Registration Statement dated August 4, 2003 and incorporated herein by reference.